UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

SOW GOOD INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42037	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 N Union Bower Rd

Irving, TX 75061

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2025, Sow Good Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, Company stockholders:

(i) Re-elected the board of directors of the Company (the “Board”), each to serve a term of one-year until the Company’s 2026 annual meeting of stockholders;

(ii) Approved an amendment to the Company's Certificate of Incorporation to effect a reverse stock split at a ratio of 1-for-3;

(iii) Ratified the appointment of Urish Popeck & Co., LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025;

(iv) Approved, on an advisory vote, named executive officer compensation; and

(v) Approved the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of proposal 2.

The total number of outstanding shares entitled to vote at the Annual Meeting as of the April 21, 2025 record date was 11,383,060. A total of 7,399,639 shares of common stock were present in person or by proxy at the Annual Meeting, representing approximately 65% of the shares entitled to vote at the Annual Meeting.

Below are the results of the voting on the proposals voted on at the Annual Meeting:

PROPOSAL 1: Re-election of the directors to the Board to hold office for a one-year term until the 2025 annual meeting of stockholders:

Directors:	For	Against	Withheld	Broker Non-Votes
Ira Goldfarb	1,537,199	50,023	4,671	1,548,485
Claudia Goldfarb	1,538,130	48,643	5,120	1,548,485
Lyle Berman	1,544,330	41,672	5,891	1,548,485
Chris Ludeman	1,545,308	40,690	5,895	1,548,485
Joe Mueller	1,536,976	49,009	5,908	1,548,485
Edward Shensky	1,532,848	53,150	5,895	1,548,485

PROPOSAL 2: Approval of an amendment to the Company's Certificate of Incorporation to effect a reverse stock split at a ratio of 1-for-3;

For	Against	Abstain	Broker Non-Votes
2,968,896	164,762	6,730	0

PROPOSAL 3: Ratification of appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
2,998,098	133,768	8,512	0

PROPOSAL 4: Advisory vote on named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
1,509,157	75,860	6,876	1,548,485

PROPOSAL 5: Adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of proposal 2:

For	Against	Abstain	Broker Non-Votes
2,983,876	138,945	17,557	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ Claudia Goldfarb
Claudia Goldfarb
Chief Executive Officer

Date: June 16, 2025